UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2026
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State Street Corporation
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2026, State Street Corporation announced two executive leadership appointments. Mostapha Tahiri, currently Enterprise Chief Operating Officer, has been appointed President of State Street Alpha and will continue as Chairman of Asia Pacific. Ann Fogarty, currently Investment Services Chief Operating Officer, has been appointed Enterprise Chief Operating Officer, succeeding Mr. Tahiri. These appointments are effective immediately.
Ms. Fogarty, age 60, had served as State Street’s Executive Vice President and Chief Operating Officer of Investment Services since July 2025. From March 2022 to July 2025, she served as Executive Vice President and Head of Global Delivery. Ms. Fogarty joined State Street in March 2021 as Executive Vice President and Deputy Head of Global Delivery. Prior to joining State Street, she served as Global Head of Operations for BNY Mellon, a global banking and financial services corporation, from February 2018 to February 2021. Prior to this role, Ms. Fogarty served as Global Head of Fund Accounting and Administration at BNY Mellon, from March 2015 to February 2018. Ms. Fogarty served in several other leadership roles with BNY Mellon from January 2005 to February 2015. She also served as Head of Hedge Fund Administration at AIB Capital Markets, a sister joint venture to the AIB/BNY Trust Company, providing Custody and Trustee Services, from January 1995 to December 2002.
In connection with her appointment as COO, Ms. Fogarty’s target incentive compensation award will be $5,650,000.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

	Exhibit No.	Description
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ C. Jack Read
		Name:	C. Jack Read
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	September 14, 2026